                                                                  EXHIBIT 10.6


                                                                  EXECUTION COPY

                              MARKETING AGREEMENT

  This Marketing Agreement (this "Agreement") is entered into this 26th day of May 1998, by and between CITYSEARCH, INC., a Delaware corporation ("Company"), and AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation ("AMEX").

WHEREAS, Company is engaged in, among other things, the business of promoting, selling and providing to merchant establishments services associated with the World Wide Web (the "Web") Internet sites; and

WHEREAS, Company and AMEX are parties to that certain Series E Preferred Stock Purchase Agreement and related exhibits;

WHEREAS, AMEX desires to have offered, and to participate with Company in the offering of the Service (as defined below), to certain of AMEX's current and future merchants that accept the charge, credit, stored value, smart and other cards offered for use and acceptance on the American Express network (the "AMEX Merchant Customers") on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.   THE SERVICE:
     ------------

     (a) AMEX hereby retains Company, and Company hereby agrees, to provide AMEX Merchant Customers with a development and hosting service for AMEX Merchant InfoSites (as defined in subsection (b) below) and with the ability to offer certain promotions over the Web (such service as offered or modified by Company from time to time, the "Basic Service;" the Basic Service as offered on the date hereof is more specifically described in Exhibit A hereto), with changes and enhancements thereto
                       ---------
          as developed by Company from time to time specifically for AMEX and approved by AMEX and Company (such changes and enhancements, the "Enhancements"; the Basic Service and such Enhancements, collectively the "Service"). The Service shall accord with the terms of this Agreement. The Enhancements (including by way of example additional services, reduced pricing or incentive offers) will be exclusively offered to AMEX Merchant Customers as described in Section 7(a)(i). AMEX reserves the right, subject to the Company's systems capabilities, not to include any Enhancement to AMEX Merchant Customers identified by AMEX. AMEX will consult with the Company from time to time as to procedures for excluding Enhancements for particular AMEX Merchant Customers.

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     (b)  The Service shall include, without limitation, the Company's production and delivery via the Web of comprehensive local city guides which will provide, to consumers who access the Company's Web sites (together with the Company's national home page, the "Company Local Sites") or Web sites that are offered by Company's licensees that are permitted to participate in the Service (the "Partner-Led Market Sites"; and together with the Company Local Sites, the "CitySearch Web Sites"), up-to-date localized information regarding arts and entertainment, community activities and events, recreation, and news. The Company, in connection with the Service, shall create and host for AMEX Merchant Customers custom Web sites ("AMEX Merchant InfoSites"), which will be linked to the appropriate Company Local Sites. Company shall use commercially reasonable efforts to have AMEX Merchant InfoSites linked to appropriate Partner-Led Market Sites as requested by AMEX.

     (c) AMEX Merchant InfoSites shall contain, at AMEX's election, trademarks or service marks of AMEX in a manner determined by AMEX. The design and location of such trademarks or service marks shall be appropriate in relation to the design and graphical user interface as the parties shall agree. Without limiting the foregoing, the AMEX Merchant InfoSites shall contain such messages and such trademarks as the parties shall reasonably determine.

     (d) AMEX shall determine the eligibility of AMEX Merchant Customers that may enroll in the Service, provided that Company shall be entitled to comment on and approve such eligibility criteria, which approval shall not be unreasonably withheld.

2.   E-COMMERCE:
     ----------

     (a)   As used herein:

          (i) "AMEX E-Commerce Software" shall mean collectively, the High-End E-Commerce Software and the Low-End E-Commerce Software;

          (ii) "Commercially Viable" shall describe products and services that are generally commercially available and that are competitive in price and functionality with comparable products or services offered by third parties.

          (iii) "E-Commerce Authorization" shall mean the process via the Web for receiving approval from AMEX and other credit, charge, debit, stored valued and smart card issuers of E-Commerce Transactions pursuant to applicable card acceptance agreements between AMEX or such other issuers and Merchant Enrollees;

          (iv) "E-Commerce Processor" shall mean the agent on behalf of each Merchant Enrollee that processes the E-Commerce Authorizations;

                                      -2-
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          (v)   "E-Commerce Transaction" shall mean, collectively, the High-End
                E-Commerce Transaction and the "Low-End" E-Commerce Transaction;

          (vi) "High-End E-Commerce Software" shall mean the software, owned or licensed by AMEX, which provides "high-end" E-Commerce Transaction capabilities to the AMEX Merchant InfoSites, the Company Local Sites and certain permitted Partner-Led Market Sites. Certain current requirements of such "high-end" capabilities, which may be modified from time to time, are set forth on Exhibit B hereto;
                         ---------

          (vii) "High-End E-Commerce Transaction" shall mean any purchase of goods or services from a Merchant Enrollee by Cardholders (as defined in Section 3(a)(i)) or any other holders of credit, charge, debit, stored valued and smart cards via the Web that utilizes the High-End E-Commerce Software. Such purchase shall be made from any AMEX Merchant InfoSite, any Company Local Site or any participating Partner-Led Market Site;

          (viii)"Low-End E-Commerce Software" shall mean the electronic commerce software owned or licensed by AMEX, which provides "low-end" E-Commerce Transaction capabilities to the AMEX Merchant InfoSites, the Company Local Sites and any participating Partner-Led Market Sites. Certain current requirements of such "low-end" capabilities, which may be modified from time to time, are set forth on Exhibit C hereto.
                                 ---------

          (ix) "Low-End E-Commerce Transaction" shall mean any purchase of goods or services from a Merchant Enrollee by Cardholders or any other holders of credit, charge, debit, stored valued and smart cards via the Web that utilizes the Low-End E-Commerce Software. Such purchase shall be made from any AMEX Merchant InfoSite, any Company Local Site or any Partner-Led Market Site;

          (x) "Merchant Enrollee" shall mean any AMEX Merchant Customer that enrolls in the Service.

     (b) Company agrees to develop an electronic commerce capability for the Service which will allow individuals who access any Company Local Site, any AMEX Merchant InfoSites, or participating Partner-Led Market Sites, to conduct E-Commerce Transactions. Upon execution of an E-Commerce Transaction (e.g., submission of all data necessary to complete such transaction), a message shall be displayed, in a form and content reasonably requested by AMEX, which shall indicate that such E-Commerce Transaction is being processed by AMEX.

     (c)  [*]
          ---

          (i)  E-Commerce Processor [*]
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                                      -3-
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               [*] During the term of this Agreement, AMEX E-Commerce Processor pricing, taking into account all related fees, and functionality will be comparable to pricing and functionality for competing processor services.


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                                      -4-
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           (ii) High-End [*].

                (A) [*] The design and location of the message or icon shall be appropriate in relation to the design and graphical user interface as agreed by the parties.

               (B) Provided that AMEX has committed to market the Service to AMEX Merchant Customers in addition to those identified in
                    Section 4(b)(ii) hereof after the commencement of the third year of this Agreement, then the provisions of subsection
                    (c)(ii)(A) hereof shall extend for so long as AMEX continues to market the Service to AMEX Merchant Customers at levels no less than those described in Section 4(b)(ii) on an annual basis.

           (iii) Low-End [*]. If Company chooses to offer a Low-End E-Commerce Software solution to any merchant customer of the Company, then Company shall give AMEX written notification thereof. AMEX shall have sixty (60) days from the date of its receipt of such notice to provide Company with a commercially viable Low-End E-Commerce Software solution to offer to AMEX Merchant Customers and other merchant customers of Company.

               (A)  [*]

               (B)  [*]


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                                      -5-
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                    [*] No AMEX Merchant Enrollee that uses a third party E-
                    Commerce Software solution selected by the Company in accordance with the terms of this subsection (iii)(B) shall be required to terminate its low-end software solution relationship with such third party.

               (C)  [*]

     (d)  [*]

     (e) Company agrees to promote to its licensees the AMEX E-Commerce Software and AMEX's capabilities as the E-Commerce Processor. Company agrees to use commercially reasonable efforts to induce its licensees that own or operate the Partner-Led Market Sites to utilize the AMEX E-Commerce Software and to utilize AMEX as the exclusive E-Commerce Processor. Company agrees to notify its potential licensees of Company's relationship with AMEX, to provide AMEX with introductions to such licensees, to facilitate technical discussions with such licensees regarding the E-Commerce Software and E-Commerce Processor capabilities, and to participate in meetings with such potential licensees and AMEX at AMEX's reasonable request.

     (f) Company agrees to negotiate in good faith with AMEX the definitive terms of the Merchant Hosting and Distribution License Agreement in connection with the licensing by Company of the AMEX E-Commerce Software. Furthermore each Merchant Enrollee that desires to allow its customers to conduct E-Commerce Transactions shall execute and deliver a license agreement, in a form provided by AMEX, in connection with the sub-licensing from Company of the AMEX E-Commerce Software.

     (g) During the term of the Agreement, AMEX agrees to provide to Company the AMEX E-Commerce Software and the E-Commerce Processor that AMEX makes generally available to the public. [*]


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                                      -6-
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          [*]

     (h) Nothing in this Section 2 shall be construed to limit Company's ability to offer online transaction capabilities provided by third parties, retailers, merchandisers to its customers or users or to provide links to other web sites outside of the Company's platform that provides E-Commerce Transaction capabilities.

3.   PROMOTIONAL SITE:
     ----------------

(a)  As used herein:

          (i) "AMEX Merchant Offer" shall mean each specific offer listed in the Promotional Site and the National Promotional Site from AMEX Merchant Customers exclusively to holders ("Cardholders") of a charge, credit, debit or stored value card issued by AMEX or its licensee and accepted on the AMEX network (the "AMEX Card") and requiring payment using an AMEX Card. Such offers shall include, without limitation, price discounts and free or discounted products;

          (ii) "National Promotional Site" shall mean a web page or web pages that may or may not be developed, maintained or hosted by the Company, which web page or web pages are designed to collect and display, on a national (rather than local) level, AMEX Merchant Offers for presentation to Cardholders;

          (iii) "Promotional Site" shall mean a web page or web pages located exclusively within the Company Site, developed and maintained by the Company for the purpose of presenting AMEX Merchant Offers to Cardholders.

     (b) AMEX will make commercially reasonable efforts to publish AMEX Merchant Offers solicited by AMEX in the Promotional Site.

     (c) AMEX Merchant Offers that are solicited by Company shall appear in the Promotional Site and AMEX will make commercially reasonable efforts to publish such Company solicited AMEX Merchant Offers in the National Promotional Site.

     (d) The following AMEX Merchant Offers will link back to the Promotional Site or to the related AMEX Merchant InfoSite unless the related AMEX Merchant Customer elects otherwise: any AMEX Merchant Offer that is
          (i) solicited by AMEX and (ii) derived from an AMEX Merchant Customer that is located in a market in which the Company has a Company Local Site which is located on the National Promotional Site.

     (e) The Company agrees to develop the Promotional Site and make the related AMEX Merchant Offers accessible to Cardholders, which may include, without limitation,

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          Cardholders who conduct E-Commerce Transactions. The Company agrees to use commercially reasonable efforts to develop the Promotional Site within six (6) months of AMEX's written notice to Company of AMEX's desire to launch such Promotional Site. The Promotional Site shall be branded prominently with an AMEX trademark as selected by AMEX and agreed to by Company. Company agrees to post on the home page of the appropriate Company Local Site an icon that shall hypertext link to the Promotional Site. AMEX agrees to place an icon and hypertext link on pages of the National Promotional Site as the parties shall agree.

     (f) The Company agrees to grant AMEX an option for the Company to develop a National Promotional Site where AMEX Merchant Offers may be published and available to Cardholders, which may include, without limitation, Cardholders who conduct E-Commerce Transactions. The Company agrees to use commercially reasonable efforts to develop such National Promotional Site within six (6) months of AMEX's written notice to Company of AMEX's desire to launch such National Promotional Site. Upon receipt of such notice, Company agrees to negotiate in good faith with AMEX on additional terms, conditions and fees for the Company's development of the National Promotional Site. The National Promotional Site shall be branded prominently with an AMEX trademark as selected by AMEX and agreed to by Company.

     (g) If Company creates a site (the "Similar Site") similar to the Promotional Site and a Merchant Enrollee posts an offer or promotion in both the Similar Site and the Promotional Site, then Company agrees to use commercially reasonable efforts to assure that such offer or promotion posted in the Similar Site shall not have terms more favorable than the AMEX Merchant Offer posted in the Promotional Site.

4.   PROMOTION OF THE SERVICE:
     -------------------------

     (a) AMEX and Company shall promote the Service to AMEX Merchant Customers by participating in promotional programs (as defined below) in the manner and to the extent provided in this Agreement. From time-to-time during the term of this Agreement AMEX may engage in other solicitation activities relating to the Service.

     (b)   Programs:
           ---------

           (i) The parties acknowledge that they intend to offer the Service during the term of this Agreement through various promotional programs and channels as the parties shall mutually agree ("Programs"). All marketing and other promotional materials (including without limitation, solicitation, fulfillment, customer service and retention materials) developed hereunder in connection with any Program or the Service shall be referred to as "Promotional Materials." In the event of a disagreement, AMEX shall have the final controlling rights on all marketing and promotion of the Service (including but not limited to presentation, copy, format, design, script development, etc.) so long as such marketing and promotion do not violate any contracts, laws or

                                      -8-
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                regulations. The timing and scope (i.e., size and frequency of solicitations) will be mutually approved by both parties, which approval shall not unreasonably withheld.

          (ii) The initial Program shall involve the marketing of the Service, including without limitation the delivery of Promotional Materials, to one hundred thousand (100,000) AMEX Merchant Customers located in geographic areas in which Company operates the Basic Service. Such Program shall commence no later than ninety (90) days from the date hereof. AMEX shall identify such AMEX Merchant Customers in accordance with criteria that AMEX shall identify to Company.

     (c)   Promotional Materials: Company and AMEX shall prepare Promotional
           ---------------------
           Materials for the Service. Such materials shall be designed to solicit Merchant Enrollees. The Company shall be solely responsible for verifying the accuracy of all statements relating to the Service contained in the Promotional Materials.

     (d)   Performance Standards: Company shall fulfill the requirements set
           ---------------------
           forth in the following exhibits attached hereto and made a part hereof:

                    Exhibit A  Description of the Basic Service
                    ---------
                    Exhibit D  Financial Arrangement
                    ---------
                    Exhibit E  Customer Service
                    ---------

           The requirements set forth in the foregoing shall be deemed the performance standards (the "Performance Standards") hereunder. The parties hereto agree and acknowledge that the failure of the Company to fulfill the requirements of the Performance Standards shall constitute a material breach of this Agreement.

     (e)  Solicitation and Selection of AMEX Merchant Customers.
          ------------------------------------------------------

          (i) AMEX shall provide to Company a list of AMEX Merchant Customers which Company may solicit for enrollment in the Service. Such solicitation shall be conducted by Company in person by the Company's sales force or by any other method mutually approved by the parties. Each proposed Merchant Enrollee shall execute a Service agreement in the form of Schedule 1 hereto as amended
                                                ----------
               from time to time and as approved by AMEX.

          (ii) Company shall provide to AMEX the sales materials used by Company or its agents to solicit AMEX Merchant Customers. All such materials shall be subject to AMEX's review and comment and shall not be used if, in AMEX's sole discretion, the materials are deemed unacceptable.

     (f)  Costs and Expenses:
          -------------------

          (vi) Except as set forth in subsection (ii) below, all costs and expenses associated with a

                                      -9-
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                Program or the Service, including without limitation costs and expenses related to merchant solicitations, AMEX Merchant InfoSite creation and development, market research, market tests, public relations, list development, ad agency fees, software development and Customer Service, whether incurred by the Company or reasonably incurred by AMEX in connection with its obligations hereunder, shall be payable by the Company. Any reimbursable amounts incurred by AMEX shall conform with the requirements set forth in subsection (A) below or otherwise as approved by Company in writing. Any amounts incurred by AMEX shall be invoiced to the Company, with reasonable documentary support for the amounts stated therein, and paid by Company within thirty (30) days of its receipt thereof. [*]

                (A) Reimbursable costs and expenses incurred by AMEX shall conform with the following: postage, printing and creative development fees (including without limitation fees for creative agencies) not to exceed [*] per year and market research expenses not to exceed [*] per year. Without limiting the foregoing, AMEX agrees to make reasonably commercial efforts to inform Company of AMEX's proposed expenditure of amounts greater than $5,000 that are reimbursable hereunder.

          (ii) AMEX shall be responsible for costs and expenses incurred by AMEX in connection with any direct mail or telemarketing solicitations of AMEX Merchant Customers.

          (iii) AMEX shall invoice to Company any amounts reimbursable by Company hereunder, with reasonable documentary support for the amounts stated therein. Company shall pay such amounts within thirty (30) days of its receipt thereof. Company shall pay interest at the rate of eighteen percent (18%) per annum on all such amounts paid after the due date, and a penalty of five percent (5%) of such amounts due that is not received by AMEX within thirty (30) days of the original due date.

     (g) AMEX's Sponsorship Commitments. AMEX agrees to spend a minimum of [*] within 90 days of the execution of this Agreement with Company in connection with advertising and sponsorship Programs, which may include, but not be limited to, banners, content sponsorships, contests and other service promotions. AMEX and Company will jointly determine the nature of the advertising expenditure including, but not limited to, specific programming, markets, sponsorships, banner campaigns, etc. The advertising will be priced favorably to AMEX at discounted rates relative to other Company advertisers of similar size and nature, and as mutually agreed upon by both parties. [*]
          Dedicated account support, campaign management and post-sales follow-up and tracking reports will be provided to AMEX by Company on a timely basis. [*]


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          [*]

5.   CUSTOMER SERVICE:
     ----------------

     (a) The Company agrees to provide customer service ("Customer Service") to AMEX Merchant Customers in accordance with the standards set forth on Exhibit E hereto.
          ---------

     (b) Customer Service shall be provided to AMEX Merchant Customers for the term of their respective enrollment in the Service. [*]

     (c) The Company shall provide AMEX with the following reports, at the time and in the form and substance mutually agreed upon by the parties hereto.

               (i) AMEX Merchant Customer report including: (A) total number of Merchant Enrollees; (B) Merchant Enrollees' names; (C) Merchant Enrollees' Merchant Account numbers; (D) Merchant Enrollees' dates of enrollment;

               (ii) Revenue report setting forth revenues generated by the Service;

               (iii) Customer Service report including: (A) number of AMEX
                     Merchant Customers contacting Customer Service, (B) wait/response time for telephone, and (C) length of telephone calls;

               (iv) Attrition report including: (A) total number of the Merchant Enrollees that cancel their enrollment in the Service; (B) reasons disclosed to Company for such AMEX Merchant Customers' discontinuing their respective enrollment in the use of the Service; and (C) date of cancellation by such Merchant Enrollees.


     The report required by (i) above shall be provided on a weekly basis for the first three (3) months of the Service thereafter it shall be provided on a monthly basis. The report required by (iv) above shall be provided on a quarterly basis. The other reports described above will be provided to AMEX on a monthly basis or as otherwise jointly agreed by AMEX and the Company.

6.   FINANCIAL ARRANGEMENT:
     ----------------------


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     (a)  AMEX Merchant Customers enrolling in the Service shall be charged the price or prices determined by Company and approved by AMEX (the "Enrollment Fees"). Company shall be responsible for billing and collecting all Enrollment Fees. Such Enrollment Fees will be billed by invoice, automatic debit from a demand deposit account, or, when available, to the AMEX Merchant Customers' American Express Corporate Purchasing Card account. Payment schedules and procedures will be set forth in detail on Exhibit D.
                             ---------

     (b) Company understands that it will be responsible for paying any charges incurred in connection with the Acceptance Agreements (as defined in
          Section 13(d) below), including the payment of any discount fees payable thereunder. (Any revenues to AMEX generated by the terms of the Acceptance Agreements shall not be calculated as part of the gross revenues for purposes of Exhibit D hereto.)
                                   ---------

[*]

         (iii) During the term of this Agreement, AMEX shall be the preferred travel agency and financial services sponsor of the Service, the AMEX Merchant InfoSites and the Company's Local Sites. Company agrees to promote AMEX as such preferred sponsor in the manner reasonably requested by AMEX and as appropriate for the AMEX sponsorship commitment. The Company will make commercially reasonable efforts to notify AMEX of sponsorship opportunities in other areas and to grant AMEX a right of first refusal to sponsor such other areas on terms no less favorable than the sponsorship opportunities the Company proposes to grant to a third party. The foregoing shall not be construed to restrict Company from accepting banner


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                                      -12-
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               advertisements or regional sponsorships from third party travel agencies or financial services providers.

     (b)  For the Benefit of Company.
          --------------------------

          (i)   As used herein:

                (A) "Non-Solicitation Period" shall mean the six (6) month period commencing on the date AMEX drops mail in connection a Service Promotion;

                (B) "Service Promotion" shall mean the direct mail solicitation, billing statement inserts and proactive telemarketing solicitation of AMEX Merchant Customers for enrollment in the Service;

                (C) "Similar Service" shall mean a product or service substantially similar to the Service or the Basic Service and offered by Microsoft Sidewalk, Digital City, Cox Interactive Media or the New York Times Company.

          (ii)  [*]

          (iii) AMEX agrees to use commercially reasonable efforts to have the AMEX proprietary sales force which markets to AMEX Merchant Customers Web-related products and services to include the Service in its schedule of available products. AMEX shall use such efforts only in markets where the Company operates a Company Local Site or in a Partner-Led Market Site participating with AMEX pursuant to this Agreement. Furthermore, AMEX shall use such efforts in connection with its sales efforts and inbound sales calls.

          (iv) AMEX agrees to identify the Service as the AMEX sponsored online local guide and service which develops and hosts merchant Web sites. AMEX agrees to coordinate with Company on the specific language in connection with such identification and the Company's preferential status. Furthermore, AMEX shall use such efforts in connection with its proprietary sales force efforts and inbound sales calls.

          (v) The rights of Company under this Section 7(b) shall be subject to the terms set forth in Section 2(c)(iii)(C) hereof.

8.   ADVERTISEMENTS. Company agrees to comply with the Advertisement Policy set
     --------------
     forth in Exhibit F  hereto.
              ---------

9.   INDEMNIFICATION AND HOLD HARMLESS:
     ----------------------------------


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                                      -13-
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(a)  Each party hereto (an "Indemnitor") shall indemnify and hold harmless the other party, its parent, subsidiaries, affiliates successors, assignees, directors, officers, agents and employees (each an "Indemnitee") from and against any loss, damage, cost, expense, liability, and settlement, including without limitation, any reasonable attorney fees and court costs (each of the foregoing a "Claim") reasonably incurred by any Indemnitee which Claim arises out of or in connection with (i) the intentional or negligent act or omission of the Indemnitor or its officers, directors, employees, contractors or agents (collectively, the "Agents") in the course of the performance of Indemnitor's duties and obligations under this Agreement; (ii) the failure of Indemnitor or its Agents, as the case may be, to comply with the terms of this Agreement; or (iii) the failure of Indemnitor (including without limitation its Agents who perform on behalf of Indemnitor hereunder) to comply with its obligations under any and all laws, rules, or regulations applicable to Indemnitor, its Agent or the Service, as the case may be.

(b) Each Indemnitee seeking indemnification under this Agreement shall give prompt notice to Indemnitor along with such Indemnitee's request for indemnification, of any Claim for which it is seeking indemnification. The parties understand and further agree that no settlement of an indemnified Claim shall be made by an Indemnitee without the concurrence of Indemnitor. Indemnitor shall control the settlement or defense of any Claim; provided, however, that the Indemnitee may, at its cost, engage its own attorneys. The Indemnitee will fully cooperate with Indemnitor to enable it to fulfill its obligations with respect to such Claim.

(c) IN NO EVENT WILL EITHER PARTY HERETO BE RESPONSIBLE FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION LOST REVENUES, LOSS OF PROFITS OR LOSS OF BUSINESS.

(d) The provisions of this Section 9 shall survive the termination of this Agreement.

10.  PUBLICITY:  Except as may be required by law, no party hereto shall
     ----------
     issue advertising, promotional activity, press or publicity release relating to the Service or this Agreement without securing the prior written consent of such other party.

11.  CONFIDENTIALITY:
     ----------------

     (a) Company and AMEX acknowledge that as a result of the performance of their respective responsibilities under this Agreement, AMEX will obtain access to confidential and proprietary information of the Company and Company shall obtain access to confidential and proprietary information concerning Cardholders, AMEX's business, customers, methodologies and strategies (all such information herein the "Confidential Information"). All such Confidential Information of the other party shall be deemed to be confidential and proprietary unless such Confidential Information: (i) is clearly intended for public distribution by AMEX, in the case of AMEX Confidential Information, or by

          Company, in the case of Company's Confidential Information; (ii) is known by the receiving party prior to its receipt thereof; (iii) is lawfully obtained by the receiving party from a third party; or (iv) is independently developed by the receiving party without use of any portion of such Confidential Information which can be reasonably demonstrated by written record.

     (b) This Agreement, including all exhibits and schedules hereto, is hereby designated as confidential within the meaning of this Section 11 and shall not be disclosed to a third party unless disclosure is required by government regulation or court order.

     (c) Company and AMEX shall not use any of the other party's Confidential Information for any purpose other than to perform their respective responsibilities under this Agreement. Company and AMEX shall each take the same measures to protect the Confidential Information of the other party received by it as it prudentially should take with respect to its own Confidential Information, including, but not limited to, instructing its employees, vendors, agents, and independent contractors (excluding only those retained to provide the Service) of the foregoing and requiring them to be bound by appropriate confidentiality agreements.

     (d) AMEX shall have all rights and interests to the list of AMEX Merchant Customers and the information contained thereon. Company (i) shall not solicit AMEX Merchant Customers for any reason other than in accordance with the terms of this Agreement or as requested by AMEX in writing and (ii) may neither communicate with, nor permit its licensee or designee to communicate with, Merchant Enrollees other than in accordance with the terms of this Agreement without the prior written consent of AMEX. Notwithstanding the foregoing, the Company may market products and services to, or communicate with, its own merchant customers and potential merchant customers provided that the source of the information used by the Company to market to or communicate with such merchant customer or potential merchant customer is neither AMEX nor the lists provided by or on behalf of AMEX under this Agreement.


     (e) It is understood and agreed by the parties hereto that all files of Merchant Enrollees supplied to the Company in connection with the Service (including, but not limited to, the master file tape for the Service) are and always have been the exclusive property of AMEX, and will be turned over to AMEX, at no cost to AMEX, upon termination of this Agreement.


     (f) Nothing in this Agreement shall be deemed to prevent Company or AMEX from providing information to their respective independent contractors who are retained to assist in the performance of such party's obligations hereunder provided that the conditions set forth herein are complied with by such party and its independent contractors and such independent contractors are not competitors of the other party.

     (g) Each party acknowledges that irreparable injury would be caused to the other party in the event of unauthorized use of such other party's confidential information, and agrees that preliminary and permanent injunctive relief would be appropriate in the event of breach of this
          Section 11.

     (h) Upon termination or expiration of this Agreement and at the request and option of AMEX or Company, as the case may be, each of AMEX and Company agrees promptly (i) to return the confidential information of the other party to such party or (ii) destroy the confidential information of the other party and acknowledge in a sworn affidavit that all such confidential information has been destroyed.

     (i) Section 11 in its entirety, shall survive the termination of this Agreement.

12.  DATA AND RECORDS: Acknowledging the confidentiality of AMEX Merchant
     -----------------
     Customer data, Company hereby agrees to the terms of the AMEX Data Access Document attached hereto as Exhibit G and the AMEX Merchant Customer Data
                                 ---------
     and Data Related Rights schedule attached hereto as Exhibit I the terms of
                                                         ---------
     which are hereby incorporated herein and made a part hereof. Company will comply with the exhibits entitled Security attached hereto as Exhibit J and
                                                                   ---------
     AMEX Audit Rights attached hereto as Exhibit K, the terms of both are
                                          ---------
     incorporated herein by reference and made a part hereof. In the event Company uses the services of third party vendors, representatives or subcontractors, Company shall be responsible for ensuring their compliance with the terms of this Agreement, and shall ensure that all such vendors, representatives or subcontractors execute the Non-Disclosure Agreement substantially similar to that attached hereto as Exhibit L. With respect to
                                                      ---------
     access of AMEX data via a computer, Company's employees and agents will follow the Terminal Rules set forth in Exhibit M.
                                            ---------

13.  REPRESENTATIONS, WARRANTIES & COVENANTS:
     ----------------------------------------

     (a) Each party hereto represents and warrants that it has full power and authority to execute this Agreement and to take all actions required by, and to perform the agreements contained in, this Agreement, and that each party's respective obligations under this Agreement do not conflict with its obligations under any other agreement by which the such party is bound.

     (b) Each party represents, warrants and covenants that the performance of its respective obligations under this Agreement in connection with the Service complies and will comply with all applicable federal, state, local and foreign laws and regulations.

     (c) Each party represents, warrants and covenants that each of its respective employees assigned to perform services with respect to the Service has and will have the skill and background to perform such assigned services in a competent and professional manner, and to act in compliance with all applicable laws and regulations.

     (d) Company represents, warrants and covenants that it is and shall continue to be during the terms of this Agreement a party in good standing to (i) a card acceptance agreement with AMEX (the "Retail Acceptance Agreement") for the acceptance of the American Express(R) Cards and (ii) a corporate purchasing card acceptance agreement with AMEX (the CPC Acceptance Agreement"; and together with the Retail Acceptance Agreement, the "Acceptance Agreements") for the acceptance of the American Express(R) Corporate Purchasing Cards.

     (e) Company covenants that the Service shall comply with AMEX's policies, as amended from time to time, relating to privacy of customer data. Attached hereto as Exhibit N is a copy of AMEX's online privacy
                             ---------
          policies in effect on the date hereof.

14.TRADEMARKS:  Notwithstanding any other provision of this Agreement, neither
   ----------
   party shall have the right to use the other party's registered or unregistered trademarks, service marks, or trade names, or to refer to the other party directly or indirectly, in connection with any product, promotion or publication without the prior written approval of that party.

15.INTELLECTUAL PROPERTY OWNERSHIP:
   --------------------------------

   (a) As used herein "Developed Materials" shall mean, hereunder, all inventions, methods, techniques, works of authorship, computer software, computer upgrades, computer programs, service providers, vendors information, training materials, telemarketing scripts, computer screens, reports, data, any other proprietary or confidential information made, created, developed or written hereunder and other intellectual property created, developed or written in accordance with the activities contemplated hereunder. In the event any Developed Material (i) is fully paid for by AMEX and Company has not provided material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the sole property of AMEX and any use thereof by Company shall require consent thereto by AMEX; (ii) is substantially paid for by AMEX and Company has had material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the property of AMEX with Company having a non-exclusive, royalty-free right of use thereof; (iii) is substantially paid for by Company and AMEX has had material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the property of Company with AMEX having a non-exclusive, royalty-free right of use thereof; and (iv) is fully paid for by Company and AMEX has not provided material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the sole property of Company and any use thereof by AMEX shall require consent thereto by Company. As used herein, "AMEX Property" shall mean the Developed Material as described in (i) and (ii) above; "Company Property" shall mean the Developed Material as described in (iii) and
        (iv) above.

   (b) All Developed Materials shall be deemed Confidential Data and Information and subject to the confidentiality provisions of this Agreement.

   (c) Nothing herein shall be construed to restrict, impair or deprive Company or AMEX of any of their respective rights or proprietary interests in technology or products that existed prior to and independent of the performance of their respective obligations hereunder.

16. INTELLECTUAL PROPERTY INFRINGEMENT
    ----------------------------------

    (a) Each party agrees to defend and/or handle at its own expense, any claim or action against the other party or its affiliates (including without limitation, its parent, subsidiaries, officers and directors) for any actual or alleged infringement of any intellectual or industrial property right, including, without limitation, trademarks, service marks, patents, copyrights, misappropriation of trade secrets or any similar proprietary rights, based upon the Service or any portion thereof furnished or utilized by such party or based on the other party's use thereof. Each party further agrees to indemnify and hold the other party and its affiliates harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) associated with any such claim or action. Each indemnifying party shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing.

    (b) If any portions of the Service become, or in Company's opinion are likely to become, the subject of any claim or action as described in subsection (a) above, then, Company, at its expense may either: (i) procure for AMEX the right to continue using same as contemplated hereunder; (ii) modify same to render same non-infringing (provided such modification does not adversely affect the use of the Service as contemplated hereunder); or (iii) to AMEX's satisfaction, replace same with equally suitable, functionally equivalent, compatible, non-infringing products, materials or services.

17.   NOTICES:   All notices, consents, requests, instructions, approvals, and
      --------
      other communications made, required or permitted hereunder (each herein, a "Notice") shall be given in writing and delivered to the receiving party to its respective address set forth below (i) by personal delivery to the individual identified below, (ii) by certified or registered mail (return receipt requested), or (iii) by a nationally recognized courier. The effective date of such Notice shall be deemed to be the date upon which any such Notice is personally received by the addressee. Any party hereto may change its address set forth below by written notice to the other party hereto in accordance with the terms of this Section:

      (a)   If to AMEX:

                     American Express Travel Related Services Company, Inc. American Express Tower

                     3 World Financial Center
                     New York, New York 10285-4221
                     Attn:  Pierric Beckert
                            Vice President
                            Interactive Enterprise Development
                            American Express Relationship Services

          Copy to:

                     American Express Travel Related Services
                     Company, Inc.
                     General Counsel's Office
                     American Express Tower
                     3 World Financial Center
                     New York, New York 10285-4909
                     Attn:   Francis M. Caesar
                             Counsel for AERS

      (b) If to Company:

                     CitySearch, Inc.
                     790 East Colorado Boulevard
                     Suite 200
                     Pasadena, California  91101
                     Attn:  Charles Conn III

      Copy to:

                     CitySearch, Inc.
                     790 East Colorado Boulevard
                     Suite 200
                     Pasadena, California  91101
                     Attn:  Douglas McPherson
                            Chief Legal Officer

18.   TERM AND TERMINATION:
      ---------------------

      (a) This Agreement shall take effect upon the date hereof (the "Effective Date"), and continue until [*] (including any renewal period as provided herein, the "Expiration Date") unless earlier terminated in accordance with this Section.

      (b)  Early Termination: In accordance with the following, this Agreement
           -----------------
           may be terminated by either party prior to the Expiration Date:

           (i) In the event that the other party commits a material breach or default under this Agreement which breach is not cured by the breaching party thirty (30) days from the receipt of notice to cure the breach from the non-breaching party, then the non-breaching party may terminate this Agreement in its discretion at any time after such thirty (30) day period; provided that if such cure cannot be accomplished within such thirty (30) day period, then, with the non-breaching party's consent which shall not be unreasonably withheld, such period shall be extended for such reasonable additional period as shall be necessary to effect such cure, so long as the party shall have commenced such cure within such thirty (30) day period and shall thereafter proceed diligently to complete the cure.

           (ii) In the event (1) of a sale or distribution of all or substantially all of the assets of Company or a sale or distribution of sufficient stock (other than pursuant to a public offering) of Company to effect a change in control or (2) that Company or its affiliate enters into the business of providing financial services or provides a financial product or service substantially similar to any of AMEX's financial products or services, AMEX may, in its sole discretion, terminate this Agreement immediately. In the event that AMEX terminates this Agreement pursuant to the preceding sentence of this Section, Company shall reimburse AMEX for reasonable out-of-pocket expenses (not to exceed $100,000) incurred in transferring all data contained within the AMEX Merchant InfoSites (excluding Company Property) at AMEX's election, to another vendor of AMEX or to AMEX itself. The expenses described in the foregoing shall include costs associated with consultants retained by AMEX in connection with such termination. Furthermore, the costs associated with Company's obligations in
                Section 11(e) shall not be applied against the $100,000 cap stated herein.

-------------
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     (iii)     Either party may terminate this Agreement with immediate effect:
               (1) upon the institution by the other party of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the other party to institution of bankruptcy or insolvency proceedings against it or the filing by the other party of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Code, or any other applicable Federal or state law, or the consent by the other party to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official of the other party or of any substantial part of its property, or the making by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of its inability to pay its debts generally as they become due or the taking of corporate action by the other party in furtherance of any such actions; (2) if, within 60 days after the commencement of an action against the other party seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the other party stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if, within 60 days after the appointment without the consent or acquiescence of the other party of any trustee, receiver or liquidator or similar official of the other party, or of all or any substantial part of the property of the other party, such appointment shall not have been vacated.

(c)  Transfer Assistance:  Upon the termination of this Agreement due to an
     --------------------
     event described in Section 18(b)(i), where the material breach relates to the Company's obligations under this Agreement, Section 18(b)(ii) or
     Section 18(b)(iii), where the events described therein occur with respect to Company, Company shall, upon AMEX's request, provide the following assistance: (i) continue to provide the Service to the extent requested by AMEX in accordance with the Performance Standards for the remainder of all Merchant Enrollees' enrollment period up to one (1) year provided that Company has been paid for such enrollment period; (ii) provide such assistance ("Transfer Assistance") as reasonably requested by AMEX to transfer the Service to another vendor or to AMEX itself during a one-hundred eighty (180) day period following the effective date of the termination of the Agreement; (iii) answer AMEX Merchant Customers' questions regarding the Services as mutually agreed on an as needed basis; and (iv) deliver to AMEX any remaining AMEX-owned reports and documentation still in Company's possession, or at AMEX's direction, destroy all AMEX data and information in the Company's possession. The above referenced Transfer Assistance shall be provided at AMEX's expense unless otherwise provided herein or the termination is due to a material breach by Company.

(d)  Certain Post-Termination Rights and Obligations.
     -----------------------------------------------

     (i) As used herein "Post-Termination Period" shall mean the one (1) year period following termination of this Agreement so long as such termination is not due to an event described in the following sections: 18(b)(i), where the material breach relates to the Company's obligations under this Agreement; 18(b)(ii); or 18(b)(iii), where the events described therein occur with respect to Company. During the Post-Termination
          Period:

          (A) AMEX and Company agree that Company shall continue to provide the Service to Merchant Enrollees in accordance with the terms and conditions of this Agreement; the term of the Agreement shall be deemed extended through the expiration of the Post-Termination Period with respect to the Merchant Enrollees. Any and all solicitations by Company under this Agreement for new enrollments in the Service shall cease immediately prior to the commencement of the Post-Termination Period;

          (B) Company may, but is not obligated to, renew the enrollment of any Merchant Enrollee, provided that no term of such renewal enrollment shall extend for more than a twelve (12) month period. [*]

         (C) AMEX shall not solicit Merchant Enrollees to enroll in a service that is substantially similar to the Service.

     (ii) For a period of five (5) years following the termination of the Agreement, Company agrees not to promote or sponsor an AMEX Competitor on any AMEX Merchant InfoSite, regardless of whether such AMEX Merchant InfoSite is hosted or maintained by Company. As used herein, "AMEX Competitor" shall mean an entity engaged in the issuance or promotion of Charge Card Products or is engaged in the financial services business.

     (iii) Upon expiration of the Post-Termination Period, Company's obligations to brand any portion of the AMEX Merchant InfoSite with an AMEX trademark shall cease.

19.   MISCELLANEOUS:
      --------------

      (a)  Headings: Headings stated in this Agreement are for convenience of
           ---------
           reference only and are not intended as a summary of such sections and do not affect, limit, modify, or construe the contents thereof.


-------------
[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

      (b)  21/st/ Century. No later than December, 1998, Company shall (i)
           --------------
           manage and manipulate data in connection with the Service involving all dates from the 20/th/ and 21/st/ centuries without functional or data abnormality related to such dates; (ii) manage and manipulate data in connection with the Service involving all dates from the 20/th/ and 21/st/ centuries without inaccurate results related to such dates; (iii) have user interfaces and data fields in connection with the Service formatted to distinguish between dates from the 20/th/ and 21/st/ centuries; and (iv) represent all data in connection with the Service to include indications of the millennium, century, and decade as well as the actual year.

      (c)  Counterparts. This Agreement may be executed in any number of
           ------------
           counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts.

      (d)  Informal Resolution and Arbitration.
           -----------------------------------

           (i) With the exception of the disputes arising under the provisions of Section 11 hereof, if that there is a dispute between the parties relating to this Agreement, the parties agree the party claiming the dispute will provide written notice of the dispute to the other party. Within thirty (30) days after receipt of the written notice, AMEX and Company will each appoint a representative with full authority to negotiate a resolution of the dispute and meet as often as is necessary in a good faith effort to resolve the dispute without the necessity of a formal meeting. In the event that representatives are unable to resolve the dispute within ninety (90) days of the date of the written notice, said dispute shall be submitted to mandatory and binding arbitration as provided below in Section 19(e)(ii).

          (ii) To initiate the arbitration, the disputing party shall notify the other party in writing which shall describe in reasonable detail the nature of the dispute, state the amount of the claim, specify the requested relief and name an arbitrator who has been licensed to practice law in the U.S. for at least ten years, is not an employee of AMEX or Company or an employee of an affiliate of either AMEX or Company, is experienced in representing clients in connection with commercial agreements and is impartial, neutral, disinterested, unbiased and bound by the Rules of Ethics of the ABA and AAA for neutral arbitrators and shall not have ex parte communications with the parties (Basic Qualifications). Within fifteen (15) days after the other party's receipt of the Arbitration Demand, such other party shall file and serve on the disputing party a written statement answering the claims set forth in the Arbitration Demand and including any affirmative defenses of such party, asserting any counterclaim which shall describe in reasonable detail the nature of the dispute relating to the counterclaim, and state the amount of the counterclaim and specify the requested relief and name the second arbitrator satisfying the Basic Qualifications. Within fifteen (15) days thereafter, the two party selected arbitrators shall select a third neutral arbitrator from a list provided by the AAA of potential arbitrators who satisfy the Basic Qualifications and who have no past or present relationship with the parties or their counsel except as disclosed in writing to and approved by the parties. The third arbitrator selected by the two party appointed arbitrator shall serve and have sole responsibility as the "case manager". Within forty-five (45) days after the arbitration panel has been appointed, the case manager shall meet with the parties and their counsel to agree to a case management agreement which shall include the arbitration panel's commitment that they have sufficient time available for the handling of the dispute to final disposal within one hundred eighty (180) days. The arbitration will be heard by a panel of the three arbitrators so chosen and decisions of a majority of the members of the arbitration panel shall be final and subject to the provisions of Section 11 hereof. The arbitration panel shall have the power and authority and is instructed to exclude evidence on grounds of prejudice, immateriality and/or redundancy and no ruling by the arbitrator rejecting evidence on such ground shall be a ground for vacating the arbitration award.

        (iii) Any controversy, dispute, disagreement or claim arising out of or relating to this Agreement, or any alleged breach thereof, or the subject matter thereof, shall be settled exclusively by binding arbitration, as described in above in subparagraphs (i) and (ii), which shall be conducted in New York, New York. The arbitration panel is specifically authorized to render partial or full summary judgment as provided by the Federal Rules of Civil Procedure. In the event full or partial summary judgment is granted, the non-prevailing party may not raise as a basis for a motion to vacate an award that the Arbitration Panel failed or refused to consider evidence of bearing on the dismissed claim or issue. The Federal Rules of Civil Procedure shall apply to all discovery pursuant to the arbitration process and the Federal Rules of Evidence and Subpoena shall apply to the arbitration hearing. The party bringing a particular claim or asserting an affirmative defense shall have the burden of proof with respect to thereto. The arbitration proceeding and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of the Agreement. The arbitration panel will have no power or authority under the Commercial Arbitration Rules of the AAA or otherwise, to relieve the parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of the Agreement, including without limitation the provisions of this Section 19(d), except that the parties hereto expressly agree that claims pursuant to Section 11(g) hereof will not be subject to the requirements of this Section 19(d).

          (iv) Should an arbitrator refuse or be unable to proceed with arbitration proceedings, he/she shall be replaced by the party who selected such arbitrator or if such arbitrator was selected by the two party appointed arbitrators, by such two party appointed arbitrators selecting a new third arbitrator in accordance with the basic qualifications.

           (v) Any award rendered by the arbitration panel will be final, conclusive and binding upon the parties and any judgment hereon may be entered and enforced in any court of competent jurisdiction.

          (vi) Each party will bear a pro rata share of all fees, costs and expenses of the arbitrators, and notwithstanding any law to the contrary, each party will bear all fees, costs and expenses of its own attorneys, experts and witnesses; provided, however that in connection with any judicial proceeding to compel arbitration pursuant to this agreement or to confirm, vacate or enforce any award rendered by the arbitration panel, the prevailing party in such proceeding will be entitled to recover reasonable attorneys fees and expenses incurred in connection with such proceeding, in addition to any other relief to which it may be entitled.

    (f)  New York Law: This Agreement shall be governed by and in accordance
         -------------
         with the laws of the State of New York, without reference to its conflict of laws principles.

    (g)  Independent Contractor Status And Authority.
         -------------------------------------------

          (i) Company agrees and acknowledges that in its performance of its obligations under this Agreement, Company is an independent contractor of AMEX. Company is solely responsible for its own activities. Company has no authority to make commitments or enter into contracts on behalf of, bind or otherwise obligate AMEX in any manner whatsoever except as expressly stated in this Agreement.

          (ii) Since Company is an independent contractor and not an agent of AMEX, Company represents, warrants and agrees that it shall be liable for all taxes, withholdings, and imposts of any nature applicable to the payment of compensation, whether current or deferred, for the work performed on Company's behalf in accordance with Company's obligations hereunder. Furthermore, Company will indemnify and hold AMEX harmless for any such taxes, withholding or imposts for which AMEX may be determined to be liable.

    (h)  Non-Waiver; Cumulative Rights: No failure or delay (in whole or in
         ------------------------------
         part) on the part of any party to exercise any right or remedy hereunder shall or operate as a waiver thereof or effect any other right or remedy. All rights and remedies hereunder are cumulative and are not exclusive of any other rights or remedies provided hereunder or by law.

    (i)  Severability: If any provision contained in this Agreement is or
         -------------
         becomes invalid, illegal, or unenforceable in whole or in part, such invalidity, legality, or unenforceability shall not affect the remaining provisions and portions of this Agreement.

    (j) Assignment: This Agreement may not be assigned by either party without the prior written consent of the other party.

    (k)  No Creation of Partnership.  This Agreement shall not be construed to
         --------------------------
         create or constitute a partnership for tax or other purposes.

    (l)  Sales Tax. Company, and not AMEX, is the seller of the services
         ---------
         hereunder. Company is responsible for collecting and remitting to the appropriate jurisdiction any and all applicable sales or use taxes and shall fully indemnify and hold AMEX harmless for any sales, use or similar transaction taxes that are assessed, whether against AMEX or Company, with respect to such sales.

    (m)  Access to AMEX Merchant Customer Lists. The access provided by AMEX
         --------------------------------------
         to Company of certain lists of AMEX Merchant Customers shall be provided to Company at no additional charge.

    (n)  Entire Agreement: This Agreement constitutes the entire Agreement
         -----------------
         between the parties with respect to the subject matter hereof and supersedes all prior contemporaneous oral or written understandings or Agreements among the parties which relate to the subject matter hereof. No modification or amendment of this Agreement or any of its provisions shall be binding upon any party unless made in writing and duly executed by authorized representatives of all parties.

IN WITNESS WHEREOF, AMEX and Company, intending to be legally bound by the terms of this Agreement, have caused this Agreement to be executed by their duly authorized representatives as of the date and year first above written.


AMERICAN EXPRESS TRAVEL
RELATED SERVICES COMPANY, INC.


By:_________________________________
Name:  Pierric Beckert
Title: Vice President
       Interactive Enterprise Development
       American Express Relationship Services


By:_________________________________
Name:  Paul Dottle
Title: Vice President
       Establishment Services



CITYSEARCH, INC.


By:_________________________________

Name:  Charles Conn
Title: CEO

                                   EXHIBIT A
                                   ---------

                       DESCRIPTION OF THE BASIC SERVICE
                       --------------------------------

The Basic Service
-----------------

     Company produces and delivers comprehensive local city guides on the Web at its Web site, www.citysearch.com, providing up-to-date information regarding arts and entertainment, community activities and events, recreation, businesses and news/sports/weather to consumers in major metropolitan areas. Each local city guide consists of original content developed and designed specifically for the Web by the Company and its licensees. The Company creates custom-built Web sites ("InfoSites") for local businesses, aggregates them in a local city environment and provides consumers the ability to regularly update and expand the sites according to customer preferences. By enabling consumers to search, sort and filter information and engage in interactive relationships, the Basic Service offers local and regional businesses the opportunity to reach and interact with targeted audiences in a cost-effective manner. The Basic Service is built in cooperation with the community, and in partnership with local government, community and volunteer associations, business and professional groups, educational institutions and local media companies.

Services to Consumers
---------------------

     Company provides events, community, business and news information in a complete and current guide to a local city at no charge to consumers. For example, the Basic Service lists restaurants, music, movies, theater, volunteer information, children's activities, gift ideas, entertainment, local getaway ideas, physicians, pets, shopping and short features. The information and the interface have been designed to cater to a broad range of interests in an easily navigable, intuitive format.

     Company has developed technology which enables consumers to perform sophisticated search functions and allows filtering for their personal interests, with e-mail delivery. The information can be searched, sorted and filtered by keyword, time and geography. For example, if a consumer in San Francisco wants to locate a traditional Italian restaurant in North Beach neighborhood, he could access the San Francisco site and type in the keywords "Italian restaurant" in the "What Are You Looking For" box and click on "North Beach" at the "Area" prompt. The Basic Service would return all Italian restaurants in North Beach. At the consumer's discretion, the search result could be sorted by InfoSite size, alphabetically or by category and viewed as either a list or map. The list view provides each restaurant's name, address, telephone number and, if the restaurant has purchased an InfoSite, provides the number of pages purchased. The map view displays each restaurant's name and location. For restaurants that have purchased InfoSites, the consumer can click on the restaurant's name or icon to find additional information.

     By using the Basic Service, consumers can search main shopping areas navigable maps, community organizations and vendors can be contacted via e-mail, and consumers can engage in the chat and bulletin board discussions with individuals such as local public officials and celebrities. Consumers may also access video streams from local television stations, including recent news, weather and traffic. The Company is continuing to develop a local platform for electronic commerce, including ticketing, reservations, sales event notifications, electronic coupons, newsletters and other transactions.

Value Proposition to Business Customers
---------------------------------------

     The Company creates and hosts InfoSites for local businesses and organizations for a monthly fee. Company believes it offers an attractive value proposition for local businesses. For an initial fee ranging from $60 to $650 per month, the Company provides a turn-key solution for businesses to establish a Web presence including design, layout, photography, posting of updated information, hosting and maintenance. Business customers are able to provide a targeted audience with updated information about their stores and services including pictures, prices, store location, live entertainment, weekly specials or sales and other relevant information. Electronic delivery enables the service to be provided at a fraction of the cost of paper-based media. The Company's efficient, proprietary site design tools and significant production economies enable it to build customized multi-paged Web sites without charging customers an up-front fee. Furthermore, the Company encourages frequent information updates by offering business customers a certain number of free updates each month. This is in contrast to yellow pages and similar forms of advertising which print infrequently and do not allow for regular information updates.

     By building and hosting custom Web sites in its local city guide environment, Company provides business customers a cost effective way to establish a meaningful presence on the Web. In addition, the Company offers a number of additional benefits to customers. By aggregating a business customer's InfoSite with those of numerous other businesses in a comprehensive local city guide, Company provides categorical and geographic context to a business customer's Web presence rather than allowing it to "free-float" in cyberspace. Business customers, moreover, receive free promotion of their InfoSite as part of the Basic Service. Company's business customers receive usage reports, e-mail functionality to enable consumers and businesses to communicate with each other, community sponsorship opportunities and access to an expanded base of potential buyers including tourists and mail order users. The Company is also developing the system as a platform for electronic commerce, including ticketing, reservations, sales events notifications, electronic coupons, newsletters and other transactions).

                                   EXHIBIT B
                                   ---------

                             HIGH-END CAPABILITIES
                             ---------------------

                                      [*]


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                                      -30-

                                   EXHIBIT C
                                   ---------

                              LOW-END CAPABILITIES
                              --------------------


                                     [*]

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                                      -31-

                                      [*]




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                                      -32-

                                   EXHIBIT D
                                   ---------

                             FINANCIAL ARRANGEMENT
                             ---------------------

                                      [*]



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                                      -33-

                                   EXHIBIT E
                                   ---------

                               CUSTOMER SERVICE

                                      [*]



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                                      -34-

                                      [*]




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                                      -35-

                                      [*]




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                                      -36-

                                   EXHIBIT F
                                   ---------

                             ADVERTISEMENT POLICY
                             --------------------

1. Advertisements on the AMEX Merchant InfoSites, any portion of the Service or the CitySearch Web Sites (to the extent such CitySearch Web Sites are branded with an AMEX trademark), shall not:

     (a) Contain any unlawful, harmful, threatening, abusive, harassing, defamatory, vulgar, obscene, profane, hateful, racially, ethnically or otherwise objectionable material of any kind, including, but not limited to, any material which encourages conduct that would constitute a criminal offense, give rise to civil liability or otherwise violate any applicable local, state, national or international law.

     (b)  Contain personal attacks on a company or individual.

     (c) Offer unauthorized downloads of any copyrighted or private information.

     (d)  Purport to be from someone other than the author.

     (e) Violate applicable law, including but not limited to any FTC or unfair advertising rules, regulations, and laws.

2. The Company agrees to provide AMEX with a quarterly list of advertisers and services offered through the AMEX Merchant InfoSites and the CitySearch Web pages (to the extent such CitySearch Web pages are branded with an AMEX trademark).

3. The parties reserve the right at any time to exclude any specific advertisers and advertisements in the AMEX Merchant InfoSites, the Service and the CitySearch Web Sites (to the extent such CitySearch Web Sites are branded with an AMEX trademark), including any promotional materials related thereto, by written notice to each other.

                                   EXHIBIT G
                                   ---------

                           AMEX DATA ACCESS DOCUMENT
                           -------------------------

Information Security Requirements
---------------------------------

The following are provided as minimum requirements or guidelines only.

GENERAL
-------

[*]

Company agrees to abide by the Privacy Principles as adopted by AMEX for itself from time to time. Those requirements are currently as follows:

1. COLLECT ONLY CUSTOMER INFORMATION THAT IS NEEDED, AND TELL CUSTOMERS HOW IT WILL BE USED.

     Limit the collection of information about customers to what is needed to be known to administer their accounts, to provide customer services, to offer new products and services, and to fulfill any legal and regulatory requirements. Tell customers about the general uses of the information collected about them, and will provide additional explanation if customers request it.

2.   GIVE CUSTOMERS CHOICES ABOUT HOW THEIR DATA WILL BE USED.

     On a regular basis, give customers the option to decide whether or not they wish to have their names removed from lists used for mail, telephone and online marketing. These "opt-out" choices include product and service offers from AMEX and those made in conjunction with AMEX's business partners.

3.   ENSURE INFORMATION QUALITY.

     Use advanced technology and well-defined employee practices to help ensure that customer data are processed promptly, accurately and completely. Require high standards of quality from the consumer reporting agencies and others who provide information about prospective customers.


4.   USE INFORMATION SECURITY SAFEGUARDS.


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                                      -38-

     Access to customer data is limited to those who specifically need it to conduct their business responsibilities. Use security techniques designed to protect customer data -- especially when certain data are used by employees and business partners to fulfill customer services.

5.   LIMIT THE RELEASE OF CUSTOMER INFORMATION.

     In addition to providing customers with the opportunity to "opt out" of marketing offers, information is released only with the customers' consent or request, or when required to do so by law or other regulatory authority. When a court order or subpoena requires release of information, customer is notified promptly to give the customer an opportunity to exercise his or her legal rights. The only exceptions to this policy are when notifying the customer is prohibited by court order or law, or cases in which fraud and/or criminal activity is suspected.

6.   BE RESPONSIVE TO CUSTOMERS' REQUESTS FOR EXPLANATIONS.

     If an application for services is denied or a customer's relationship is ended, to the extent permitted by applicable laws, an explanation is provided, if requested. The reasons for the action taken is stated and the information upon which the decision was based, unless the issue involves potential criminal activity. Medical information about an applicant for insurance, or an insured individual, may be disclosed to a physician designated by the customer rather than to the customer directly.

7.   EXTEND THESE PRIVACY PRINCIPLES TO BUSINESS RELATIONSHIPS.

     AMEX expects the companies selected as business partners to honor AMEX's Privacy Principles in the handling of customer information. These include companies which (a) assist in providing services to AMEX customers; (b) supply AMEX with information for identifying or evaluating prospective customers; or (c) are given the opportunity to send mailings to approved AMEX customer lists. In selecting business partners, consider the accuracy and quality of the data they provide, how they respond to consumer complaints and whether or not they provide "opt out" choices for those whose information they process.

8.   HOLD EMPLOYEES RESPONSIBLE FOR THESE PRIVACY PRINCIPLES.

     Each employee is personally responsible for maintaining consumer confidence in the company. Provide training and communications programs designed to educate employees about the meaning and requirements of these Privacy Principles. Conduct internal audits and commission outside-expert reviews of compliance with the Privacy Principles and the specific policies and practices that support the Principles.

Disregard of these Privacy Principles shall be deemed a breach of the Agreement and cause for termination pursuant to the terms thereof.

[*]


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                                      -39-

CARDMEMBER PRIVACY
------------------

[*]

EMPLOYEE RESPONSIBILITIES
-------------------------

[*]

SECURITY ADMINISTRATION AND RESPONSIBILITIES
--------------------------------------------

[*]

SYSTEM SECURITY
---------------

[*]


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                                      -40-

[*]



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                                      -41-

                                   EXHIBIT H
                                   ---------

                            [INTENTIONALLY OMITTED]

                                   EXHIBIT I
                                   ---------

                     CUSTOMER DATA AND DATA-RELATED RIGHTS
                     -------------------------------------

1.   Limited Access to AMEX Merchant Customer Data. Company shall have limited
     ---------------------------------------------
access to certain Card Member data including AMEX Merchant Customer account number, address and other relevant information (the "AMEX Merchant Customer Data") solely for the purposes of investigating and monitoring the handling of cases and related customer services for particular AMEX Programs and plans to be determined by the parties hereto. AMEX shall have the sole responsibility of overseeing all security standards and requirements as set forth by AMEX in relation to the AMEX Merchant Customer Data in Company's possession. Company shall insure that all standards and requirements will meet AMEX's full and reasonable satisfaction.

2.   Data and Reports
     ----------------

Ownership of AMEX Data. All data and information submitted to Company by AMEX in
----------------------
connection with the Services (the "AMEX Data") is and shall remain the property of AMEX. The AMEX Data shall: (1) not be used by Company other than in connection with providing or analyzing the Services, (2) not be disclosed, sold, assigned, leased or otherwise provided to third parties by Company; and (3) not be commercially exploited by or on behalf of Company, its employees or agents except as provided in this Agreement. Company shall take all appropriate actions to safeguard the AMEX Data. The database of Enrolled AMEX Merchant Customers shall remain the sole property of AMEX.

Return of Data. Upon request by AMEX upon the termination or expiration of this
--------------
Agreement, Company shall (1) promptly return to AMEX, in a format agreed upon by the parties hereto and on the media reasonably requested by AMEX, all AMEX Data and/or (2) erase or destroy under the supervision of AMEX, all AMEX Data in Company possession.

Accuracy of Data. As part of the Services, each party shall be responsible for
----------------
the accuracy and completeness of the data and information submitted by a party to the other and any errors in and with respect to data and information submitted to the other. Each party shall promptly correct any errors or inaccuracies in the data or information prepared by one party and submitted to the other.

Corrections of Errors. As part of the Service, Company shall promptly correct
---------------------
any errors or inaccuracies made known to them either through their own sources or made known to them by AMEX in the AMEX Data. AMEX shall be responsible for
(1) the accuracy and completeness of the AMEX Data submitted by AMEX to Company and (2) any errors in and with respect to data obtained from Company caused by inaccurate or incomplete AMEX Data.

                                   EXHIBIT J
                                   ---------

                                   SECURITY
                                   --------

1.   Safety and Security Procedures:  [*]
------------------------------------


2.  Logical Security Controls:  [*]
------------------------------


3.   Authorized Access:  [*]
-----------------------



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                                     -44-

4.   Security Relating to Competitors:  [*]
--------------------------------------


5.   Disaster Recovery:  [*]
-----------------------



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                                     -45-

                                   EXHIBIT K

                               AMEX AUDIT RIGHTS
                               -----------------

Company shall keep all documents (excluding credit and monitoring reports) relating to services provided under this Agreement for a period of three (3) years or longer as required by applicable law. Unless otherwise instructed by AMEX, Company shall promptly deliver all such documents to AMEX upon the termination of this Agreement.

AMEX shall have the right, during normal business hours and with 24 hour notice to Company, to visit Company's operations center to (i) monitor telephone conversations between Company customer service representatives and AMEX Merchant Customers/AMEX Merchant Customers to the extent permitted by and in accordance with applicable law, and (ii) to audit Company's Service Locations and files for the services described in this Agreement and otherwise relating to Company's performance of its obligations under this Agreement. Upon AMEX's request, Company shall also cooperate with AMEX in developing the telecommunications systems necessary to enable AMEX to conduct such telephone monitoring at any time from AMEX's New York headquarters or other reasonable remote location(s) to the extent permitted by and in accordance with applicable law. In the event such systems are developed, AMEX may conduct such remote monitoring at any time to the extent permitted by and in accordance with applicable law and to the extent AMEX will cover the cost to develop the necessary telecommunications systems, AMEX shall cover those costs that are reasonable and appropriate.

AMEX shall have the right, without notice, to perform a Data Security review of Company's security controls as they relate to the physical security and protection of AMEX Confidential data/system access.

                                   EXHIBIT L
                                   ---------

                           NON DISCLOSURE AGREEMENT
                           ------------------------

[Subcontractor/Agent/Representative Name] ("Receiving Party") agrees that Receiving Party is aware that American Express Travel Related Services Company, Inc. ("AMEX") and ________________________ ("Company") have entered into a Marketing Agreement ("Agreement") that imposes certain obligations on Company, some of which are specifically set forth below. Receiving Party understands that as part of obligations under the Marketing Agreement, Company is required to obtain this written agreement from Receiving Party to further ensure understanding and compliance with these obligations.

In consideration of Receiving Party's future assignment and/or responsibilities in connection with Company's performance under the Marketing Agreement, Receiving Party hereby acknowledges, represents and confirms to Company and AMEX as follows: (a) Receiving Party has read the provisions of this Non-Disclosure Agreement, understands each of them, agrees to them, and knows of no agreements, obligations or restrictions which prevent or prohibit Receiving Party from complying with them; (b) Receiving Party shall receive and maintain all AMEX information and perform services in a manner consistent with these obligations; and (c) Receiving Party agrees not to, directly or indirectly, engage in or assist others to engage in, any activity or conduct which violates the provisions of this Non-Disclosure Agreement.

1.   General Obligations.  All confidential or proprietary information and
     -------------------
documentation ("Confidential Information" (including the terms of this Non-
                ------------------------
Disclosure Agreement, the AMEX Data and the Software) relating to AMEX (including without limitation AMEX's customers, partners and clients) shall be held in confidence by Receiving Party to the same extent and in at least the same manner as AMEX protects its own confidential or proprietary information and as recommended as a result of any facility audits or reviews. Receiving Party shall not disclose, publish, release, transfer or otherwise make available Confidential Information in any form to, or for the use or benefit of, any person or entity without AMEX's express written consent. Receiving Party shall, however, be permitted to disclose relevant aspects of the Confidential Information to its officers, agents, subcontractors and employees and to the officers, agents, subcontractors and employees of its corporate affiliates or subsidiaries to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations to Company under the Marketing Agreement; provided, that Company shall take all reasonable measures to ensure that the Confidential Information is not disclosed or duplicated in contravention of the provisions of this Non-Disclosure Agreement by such officers, agents, subcontractors and employees. The obligations in this Section
                                                                        -------
1 shall not restrict any disclosure by Receiving Party pursuant to any
-
applicable law, or by order of any court or government agency (provided that Receiving Party shall give prompt notice to AMEX of such order) and shall not apply with respect to information which (a) is developed by Receiving Party without violating AMEX's proprietary and confidential rights, (b) is or becomes publicly known (other than through unauthorized disclosure), (c) is disclosed by AMEX to a third-party free of any obligation of confidentiality, is already known by the Receiving Party without an obligation of confidentiality other than pursuant to this Non-Disclosure Agreement or any confidentiality agreements entered into before the effective date of the Marketing Agreement, or (d) is rightfully received by Receiving Party free of any obligation of confidentiality.

2.   Unauthorized Acts.  Receiving Party shall: (a) notify AMEX promptly of any
     -----------------
material unauthorized possession, use or knowledge, or attempt thereof, of the Confidential Information by any person or entity which may become known to such party, (b) promptly furnish to AMEX full details of the unauthorized possession, use or knowledge, or attempt thereof, and use reasonable efforts to investigate and prevent the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of the Confidential Information, (c) use reasonable efforts to cooperate with AMEX in any litigation and investigation against third parties deemed necessary by AMEX to protect its proprietary and confidential rights and (d) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge of the Confidential Information. Receiving Party shall bear the cost it incurs as a result of compliance with this Section 2.
                                                   ---------

3. Receiving Party agrees that if Receiving Party threatens to or actually breaches or fails to observe any of the obligations set forth in this Non-Disclosure Agreement, AMEX and Company shall be subject to irreparable harm which shall not be adequately satisfied by damages. Receiving Party therefore agrees that Company or AMEX shall be entitled to an injunction and/or any other remedies permitted, to ensure and enforce Receiving Party's compliance with these obligations; provided, however, that no specification herein of any particularly legal or equitable remedy shall be construed as a waiver, prohibition or limitation of any legal or equitable remedies.

By: ________________________________
Name: ______________________________
        (Type, Stamp or Print)
Title: _____________________________
Date: ______________________________

Witness: ___________________________

                                   EXHIBIT M
                                   ---------

________________________________________________________________________________

[LOGO OF AMERICAN EXPRESS APPEARS HERE]


                        TERMINAL RULES AND REGULATIONS

________________________________________________________________________________

Part of our mission is to make changes and adjustments to various AMEX Merchant Customer accounts. This is done through the use of our computer system. The use of this system is extremely critical. There are a few very specific rules and regulations that go along with working with the computer system. These rules must be followed in detail by every employee who is involved with the computer system. Therefore, you are being shown the rules and regulations so that you understand how the system works. It is very important that you understand and comply with the following operating rules and regulations.

MAINTENANCE CHANGES TO CARDMEMBER ACCOUNTS.

[*]

USE OF YOUR PASSWORD AND IDENTIFICATION NUMBER

[*]



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                                     -49-

[*]

MONITORING

[*]

UNAUTHORIZED ACCESS/VIEWING OF ACCOUNTS

[*]

IMPORTANCE OF THE RULES AND REGULATIONS

[*]

ACKNOWLEDGMENT

I have read and understand the above regulations and agree to comply with them.


_________________________     __________________________________________________
Employee Signature            Print Name                         Date




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                                     -50-

                                   EXHIBIT N
                                   ---------

             AMERICAN EXPRESS CUSTOMER INTERNET PRIVACY STATEMENT

Protecting your privacy is important to us. We hope the following statement will help you understand how American Express collects, uses and safeguards the personal information you provide to us on our website.

 .    Security
     --------
 .    Information Collection
     ----------------------
 .    Information Use
     ---------------
 .    Declining Email Offers
     ----------------------
          Set Email Preferences - set, review or change preferences regarding
          ---------------------
          the type email offers you do not want to receive.
 .    Children
     --------
 .    Company Commitment to Privacy
     -----------------------------

___________________________________________________________________________

SECURITY

When you send confidential personal account data to us on an American Express website, we require that a "secure session" first be established using Secure Socket Layer (SET), or Secure Electronic Transactions (SET) when that is fully available. For further information about SSL, SET and the safety and confidentiality of personal data transmissions over the Internet, please read our Security Q & A.
    --------------

INFORMATION COLLECTION

When you BROWSE any American Express website, you do so anonymously. Personal information including your email address is NOT collected. Some of our websites, however, may request that you VOLUNTARILY supply us with personal information, including your email address and account number [if you are an American Express Cardmember or InvestDirect user], for purposes such as correspondence, site registration, checking your bill or investments online, making a purchase, or participating in online surveys.

Like many other commercial websites, the American Express website may utilize a standard technology called a "cookie" to collect information about how our site is used. Please read About Cookies for more information.
                     -------------

INFORMATION USE

If you provide us with your email address, or have done so in the past, we may upon occasion send you email offers. We may use information you have given us to, for example, provide a service, ensure proper billing, measure consumer interest in our various services and inform you about

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products and services. These offers may be based on information you provided in your initial transaction with us, in surveys, from information that may indicate purchasing preferences and lifestyle, as well as information available from external sources, such as census bureau data. Primarily, these email offers will come from American Express. We may also, upon occasion, share email addresses with certain establishments that accept the American Express Card, or with other well-established companies so that they can send you product and service offers that may be of interest.

All offers are carefully developed to ensure that they meet our standards. Our goal is to target offers to people who we believe will find them of value. The lists used to send you product and service offers are developed and managed under strict conditions designed to safeguard the security and privacy of customer personal information. For an illustration of the types of offers we may provide with our business partners exclusively to American Express Cardmembers, please view American Express Special Offers.
            -------------------------------

Please note that our free email service, AMEXMAIL, as well as our financial services websites, AMERICAN EXPRESS FINANCIAL ADVISORS and AMERICAN EXPRESS FINANCIAL DIRECT, do not share email addresses with any company outside of
                  ------
American Express.

DECLINING EMAIL OFFERS

American Express provides customers with an easy means to decline receiving email offers.

Although most customers tell us they appreciate receiving notice of these carefully designed opportunities, we recognize the importance of providing you with choices. At any time, you may request to discontinue receiving these offers from us by simply replying to the email and informing us of your preferences. All email offers that you receive from American Express will inform you of how to decline receiving further email offers. Additionally, you may Set Email
                                                                 ---------
Preferences to notify us of your preferences regarding the type of email offers
-----------
you do not want to receive, and you may also review and change preferences you have previously set.

CHILDREN

American Express does not knowingly solicit data from children, and we do not knowingly market to children.

COMPANY COMMITMENT TO PRIVACY

In keeping with our long-standing leadership in consumer privacy protection, American Express is actively involved with current industry initiatives to preserve individual privacy rights on the Internet and in all aspects of electronic commerce.

For additional information about our commitment to protecting the privacy of our customers both online and offline, please read the American Express Customer
                                                   -------------------------
Privacy Principles. The American Express Customer Internet Privacy Statement is
------------------
currently applicable only to our U.S. customers and visitors to our website. As we develop websites for international audiences, they

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

will maintain their own additional rules and practices, which are fully consistent with this Statement, and which they may modify as needed for particular products and services, or to conform to local laws or customs around the world. If you have any questions about this statement, you can reach us at 1-800-AXP-1234, or you may send us an email.
                           ----------------

To obtain information about American Express direct mail and telemarketing privacy policies for the U.S., please call: 1-800-528-4800.

ABOUT COOKIES

Cookies were originally designed to help a website distinguish a user's browser as a previous visitor and thus save and remember any preferences that may have been set while the user was browsing the site. A cookie is a small string of text that a website can send to your browser. A COOKIE CANNOT RETRIEVE ANY OTHER DATA FROM YOUR HARD DRIVE, PASS ON COMPUTER VIRUSES, OR CAPTURE YOUR EMAIL ADDRESS. Currently, websites use cookies to enhance the user's visit; in general, cookies can securely store a user's ID and password, personalize home pages, identify which parts of a site have been visited or keep track of selections in a "shopping cart."

If you are just browsing an American Express website, a cookie identifies only your browser. If you become a registered user on an American Express website (with a designated user ID and password), we may use cookies so that we can provide personalized information that we believe will be of value to you based on preferences you have indicated while visiting the site.

It is possible to set your browser to inform you when a cookie is being placed this way, you have the opportunity to decide whether to accept the cookie. If you are just browsing our site and are not a registered user, you do not have to accept a cookie and you may still continue utilizing the site. However, if you are visiting a site where you will be accessing your confidential account information (such as Checking Your Bill), you must accept that site's cookies as they are essential for site administration and security. By accepting a cookie, keep in mind that your choice to decline email offers remains unaffected. Here is how to set your cookie preferences:

NETSCAPE NAVIGATOR 3: Select Network Preferences from the Options menu. From the Network Preferences menu, select the Protocols tab and modify your preference if you wish to be warned before accepting cookies.

NETSCAPE NAVIGATOR 4: Select Preferences from the Edit menu. From the Preferences menu, select Advanced and several options for cookies will be listed in the lower right of the menu. Additionally, you may select Help for more details. For further information about the Netscape browser and use of cookies, visit Netscape's website at http://home.netscape.com.

MICROSOFT INTERNET EXPLORER 3: Select Options from the View menu. Choose the Advanced menu to modify your preference if you wish to be warned before accepting cookies.

MICROSOFT INTERNET EXPLORER 4: Select Options from the View menu. Choose the Advanced menu and scroll to the section labeled "Cookies," where several options are listed. For further information about the Microsoft Internet Explorer browser and use of cookies, visit Microsoft's website at http://www.microsoft.com/Misc/Cookie.htm.

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AOL: The following AOL browsers automatically accept cookies and do not allow you to set cookie preferences: AOL v3.0 for Windows 3.0 using AOL's proprietary browser or Microsoft Internet Explorer v3.0 for AOL. AOL v3.0 for Windows 95 using Microsoft Internet Explorer v3.0, or AOL for the MAC using Microsoft Internet Explorer 2.1. All OTHER earlier versions of AOL browsers do not support cookies, and therefore cannot authenticate you as a registered user on American Express websites that involve sending or receiving personal account information.

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                                  SCHEDULE 1
                                  ----------

                           FORM OF SERVICE AGREEMENT

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